Exhibit 3.20

confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

BY LAWS

OF

PORTSMOUTH ACQUISITION CO.

A California Corporation

Date of Adoption

July 22, 2003

Confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

TABLE OF CONTENTS

(continued)

confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

*****

BYLAWS

OF

PORTSMOUTH ACQUISITION CO.

*****

ARTICLE I

OFFICES

Section 1.1 Principal Offices. The Board of Directors shall fix the location of the principal executive office of the corporation at any place within or outside the State of California. The principal executive office is located outside the state, and the corporation has one or more business offices in the state. The Board of Directors shall likewise fix and designate a principal business office in the State of California.

Section 1.2 Offices. The corporation may also have offices at such other places both within and without the State of California as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

MEETINGS OF SHAREHOLDERS

Section 2.1 Annual Meetings. Annual meetings of shareholders shall be held at such date, time and place, either within or without the State of California, as may be designated from time to time by the Board of Directors and stated in the notice of the meeting, for the purpose of electing a Board of Directors, and transacting such other business as may properly be brought before the meeting.

Section 2.2 Special Meetings. Special meetings of the shareholders, for any purpose or purposes, unless otherwise provided by statute or by the Articles of Incorporation, may be called at any time by the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of shareholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice.

Section 2.3 Notice of Meetings. Whenever shareholders are required or permitted to take action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting, to each shareholder entitled to vote at such meeting.

confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

If any action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Corporations Code of California, (ii) an amendment of the articles of incorporation, pursuant to Section 902 of such Code, (iii) reorganization of the corporation, pursuant to Section 1201 of such Code, (iv) a voluntary dissolution of the corporation, pursuant to Section 1900 of such Code, or (v) a distribution and dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of such Code, the notice shall also state the general nature of such proposal.

Section 2.4 Quorum. Except as otherwise provided by law or by the Articles of Incorporation or these Bylaws, the presence in person or by proxy of the holders of a majority of the outstanding shares of stock of the corporation entitled to vote thereat shall constitute a quorum at each meeting of the shareholders and all questions shall be decided by a majority of the shares so represented in person or by proxy at the meeting and entitled to vote thereat. The shareholders present at any duly organized meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 2.5 Adjournments. Notwithstanding any other provisions of the Articles of Incorporation or these Bylaws, the holders of a majority of the shares of stock of the corporation entitled to vote at any meeting, present in person or represented by proxy, whether or not a quorum is present, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting originally called; provided, however, that if the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting.

Section 2.6 Voting; Proxies. Unless otherwise provided in the Articles of Incorporation or the provisions of Section 702 through 704, inclusive of the Corporations Code of California (relating to voting share held by a fiduciary, in the name of a corporation or in joint ownership), each shareholder shall at every meeting of the shareholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such shareholder, but no proxy shall be voted on after eleven months from its date, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable or unless otherwise made irrevocable by law. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 705(e) and (f) of the Corporations Code of California. The notice of every meeting of the shareholders may be accompanied by a form of proxy approved by the Board of Directors in favor of such person or persons as the Board of Directors may select.

Section 2.7 Action by Consent of Stockholders. Unless otherwise provided in the Articles of Incorporation, any action required to be taken at any annual or special meeting of shareholders of the corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

If the consents of all shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders shall not have been received, the secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting. In the case of shareholder approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Corporations Code of California, (ii) indemnification of agents of the corporation, pursuant to Section 317 of such Code, (iii) a reorganization of the corporation, pursuant to Section 1201 of such Code, and (iv) a distribution and dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of such Code, such notice shall be given at least ten days before the consummation of any such action authorized by any such approval.

Section 2.8 List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present.

Section 2.9 Fixing Record Date. In order that the corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. The Board of Directors shall not close the books of the corporation against transfer of shares during the whole or any part of such period. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

If the Board of Directors does not so fix a record date, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. If the Board of Directors does not so fix a record date, the record date for determining confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

shareholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board of Directors has been taken, shall be at the close of business on the day on which the Board of Directors adopts the resolutions relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

ARTICLE III

BOARD OF DIRECTORS

Section 3.1 Number; Qualifications. The number of directors shall be as fixed in such a manner as may be determined by the vote of not less than a majority of the directors then in office, but shall not be less than one. The directors shall be elected at the annual meeting of the shareholders, except as provided in Section 3.2, and each director elected shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. A director need not be a shareholder of the corporation. A majority of the directors may elect from its members a chairman. The chairman, if any, shall hold this office until a successor shall have been elected and qualified.

Section 3.2 Vacancies. Any vacancy in the Board of Directors, including vacancies resulting from the death, resignation or removal of any director or any increase in the authorized number of directors may be filled by a majority of the remaining directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual meeting of shareholders and their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.

Section 3.3 Powers. The business affairs and property of the corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the shareholders.

Section 3.4 Resignations. Any director may resign at any time by written notice to the corporation. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.5 Regular Meetings. Regular meetings of the Board of Directors shall be held at such place or places within or without the State of California, at such hour and on such day as may be fixed by resolution of the Board of Directors, without further notice of such meetings.

Section 3.6 Special Meetings. Special meetings of the Board of Directors may be held whenever called by (i) the Chairman of the Board (if any); (ii) any Vice Chairman of the Board; (iii) the President; (iv) the President or Secretary on the written request of a majority of the Board of Directors; or (v) resolution adopted by the Board of Directors. Special meetings may be held within or without the State of California as may be stated in the notice of the meeting.

confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

Section 3.7 Notice of Meetings. Written notice of the time, place and general nature of the business to be transacted at all special meetings of the Board of Directors must be given to each director at least forty-eight hours prior to the time of the meeting; provided, however, that notice of any meeting need not be given to any director if waived by such director in writing, or if such director shall be present at such meeting, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

Section 3.8 Quorum; Vote Required for Action. At all meetings of the Board of Directors, a majority of directors then in office shall constitute a quorum for the transaction of business and, except as otherwise provided by law or these Bylaws, the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors; but a lesser number may adjourn the meeting from day to day, without notice other than announcement at the meeting, until a quorum shall be present.

Section 3.9 Action by Consent of Directors. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board of Directors or the committee of the Board of Directors, as the case may be, consent thereto in writing, which may be in counterparts, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or the committee thereof. Such writing(s) shall be manually executed if practicable, but if circumstances so require, effect shall be given to written consent transmitted by telegraph, telex, telecopy, facsimile or similar means of visual data transmission.

Section 3.10 Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

Section 3.11 Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved by resolution of the Board of Directors, a fixed sum and expenses of attendance at each regular or special meeting or any committee thereof. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

Section 3.12 Removal. Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors. The notice calling such meeting shall state the intention to act upon such matter, and, if the notice so provides, the vacancy or vacancies caused by such removal may be filled at such meeting by a vote of the majority of the shares entitled to vote at an election of directors.

Section 3.13 Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of two or more of the directors of the corporation. The Board of Directors may designate confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

one or more directors as alternate members of any committee. The alternate members of any committee may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in a resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have such power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the shareholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, recommending to the shareholders a dissolution of the corporation or a revocation of a dissolution, or amending the Bylaws of the corporation; and, unless the resolution or the Certificate of Incorporation expressly so provides, no committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or adopt a certificate of ownership and merger of a 90% owned subsidiary. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required. Members of special or standing committees shall be entitled to receive such compensation for serving on such committees as the Board of Directors shall determine.

ARTICLE IV

NOTICES

Section 4.1 Notices. Whenever any notice is required to be given under the provisions of these Bylaws or of the Certificate of Incorporation to any director or shareholder, such notice must be in writing and may be given in person, in writing or by mail, telegram, telecopy or other similar means of visual communication, addressed to such director or shareholder, at such director’s or shareholder’s address as it appears on the records of the corporation, with postage or other transmittal charges thereon prepaid. Such notice shall be deemed to be given (i) if by mail, at the time when the same shall be deposited in the United States mail and (ii) otherwise, when such notice is transmitted.

Section 4.2 Waiver of Notice. Whenever any notice is required to be given under the provisions of the Bylaws or of the Articles of Incorporation to any director or shareholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of and presence at such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by the Corporations Code of California to be included in the notice but which were not included in the notice, if such objection is expressly made at the meeting.

confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

ARTICLE V

OFFICERS

Section 5.1 Election; Qualifications; Term of Office; Resignation; Removal; Vacancies. The officers of the corporation shall be elected or appointed by the Board of Directors and shall be a Chairman of the Board or a President or both, a Secretary, and a Chief Financial Officer. The Board of Directors may also elect or appoint as officers of the corporation, at the discretion of the Board of Directors, one or more Vice Chairmen, a Treasurer and such Executive, Senior or other Vice Presidents and other officers as may be determined by the Board of Directors. Any number of offices may be held by the same person. The officers of the corporation shall hold office until their successors are chosen and qualified, except that any officer may resign at any time by written notice to the corporation and the Board of Directors may remove any officer at any time at its discretion with or without cause. Any vacancies occurring in any office of the corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

Section 5.2 Powers and Duties. The officers of the corporation shall have such powers and duties as generally pertain to their offices, except as modified herein or by the Board of Directors, as well as such powers and duties as shall be determined from time to time by the Board of Directors. The Chairman of the Board, if one is elected, and otherwise the President, shall preside at all meetings of the Board of Directors and at all meetings of the Stockholders.

ARTICLE VI

STOCK

Section 6.1 Certificates. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, (i) the Chairman or Vice Chairman of the Board of Directors, or the President or a Vice President and (ii) the Chief Financial Officer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares in the corporation owned by such shareholder.

Section 6.2 Certificates Issued for Partly Paid Shares. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

Section 6.3 Facsimile Signatures and Seal. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person or entity were such officer, transfer agent or registrar at the date of issue. Any seal of the corporation placed upon a certificate may be facsimile.

Section 6.4 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner’s legal representative, to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 6.5 Transfer of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, and subject to applicable federal and state securities laws and contractual obligations, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

ARTICLE VII

GENERAL PROVISIONS

Section 7.1 Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

Section 7.2 Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

Section 7.3 Seal. The seal of the corporation shall be in such form as the Board of Directors shall prescribe.

Section 7.4 Amendments. These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the shareholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the Articles of Incorporation (i) at any regular meeting of the shareholders or of the Board of Directors (ii) or at any special meeting of the shareholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new Bylaws shall be contained in the notice of such special meeting. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the Articles of Incorporation it shall not divest or limit the power of the shareholders to adopt, amend or repeal Bylaws.

confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

Section 7.5 Annual Report. The annual report to shareholders referred to in Section 1501 of the Corporations Code of California is expressly dispensed with, but nothing herein shall be interpreted as prohibiting the Board of Directors from issuing annual or other periodic reports to the shareholders of the corporation as they deem appropriate.

ARTICLE VIII

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Section 8.1 Indemnification. Each person who was, is or is threatened to be made a named defendant or respondent in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Corporations Code of California, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Further, the corporation shall pay the expenses (including attorneys’ fees) incurred by an officer or director in defending any proceeding, the subject matter for which indemnification is sought herewith, in advance of its final disposition; provided, however, that, if the Corporations Code of California requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.

Section 8.2 Claims and Defenses. If a claim under Section 8.1 of this Article 8 is not paid in full by the corporation within thirty days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, confidential

Jeremy Mouton

Bracewell & Giuliani LLP

Oct 05, 2005 01:58 EDT

has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Corporations Code of California for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Corporations Code of California, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 8.3 Nonexclusivity. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

Section 8.4 Insurance. The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Corporations Code of California.